                                                                   EXHIBIT 10.18






CONFIDENTIAL TREATMENT

BETWEEN THE UNDERSIGNED:

1/ ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##a mixed business limited liability company, with a capital of 161,580,100 F, whose head office is located at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

Represented by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, the company's Chairman, provided with due mandate for the purposes of this Agreement hereinafter called "##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##",

on the one hand,

and:

THE COMPANY HERMES EUROPE RAILTEL B.V., whose head office is located at Strawinskylaan 305, NL-1077 XX Amsterdam, The Netherlands, registered in the Amsterdam CR under the number 33.267935, represented by Mr Jan LOEBER, the company's General Manager, provided with due mandate for the purposes of this agreement, hereinafter called "THE OPERATOR"

on the other hand,


THE FOLLOWING POINTS HAVE BEEN AGREED:

CONFIDENTIAL TREATMENT

                                    CONTENTS

                                                                      Page
FOREWORD..........................................................      6

DEFINITIONS.......................................................      7

Article 1 - Purpose...............................................     10

Article 2 - Legal nature and scope of the agreement...............     10
2.1 Intuitu personae..............................................     10
2.2 Exclusivity...................................................     10
2.3 Contractual relationships - Validity..........................     10
2.4 Authorisation to occupy the public domain.....................     11

Article 3 - start date - duration - renewal.......................     11
3.1 Start date....................................................     11
3.2 Duration......................................................     11
3.3. Renewal......................................................     11

Article 4 - Rights of usage granted to the operator...............     12

Article 5 - Initial option for reservation........................     12

Article 6 - Limitation of the right of use........................     12

Article 7 - Specific Technical Appendices.........................     13

Article 8 - Availability of dark fibre optics.....................     14

Article 9 - Technical and organisation relating to ##MATERIAL
OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL
TREATMENT##.......................................................     14

9.1 Quality of the network leased.................................     14

9.2 Commitment to availability....................................     14
9.2.1 Accidental interruption of service..........................     14




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CONFIDENTIAL TREATMENT

9.2.2 Planned interruption of service..............................     16
9.2.3 Exclusions...................................................     16
9.2.4 Exemption from paying licence fee............................     17

9.3 Maintenance....................................................     17
9.3.1 Accidental interruption of service...........................     17
9.3.2 Planned interruption of service..............................     17
9.3.3 Invoicing to the OPERATOR....................................     18
9.3.4 Malfunction..................................................     18

9.4 Provisions relating to existing ##MATERIAL OMITTED AND
    SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##
    premises made available to the OPERATOR........................     18

9.5 Production of premises or sleeves by ##MATERIAL OMITTED AND
    SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##
    at the request of the OPERATOR.................................     19
9.5.1 Construction of premises by ##MATERIAL OMITTED AND
      SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL
      TREATMENT##..................................................     19
9.5.2 Construction of sleeves by ##MATERIAL OMITTED AND SEPARATELY
      FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##...........     20

9.6 Electricity....................................................     20

9.7 Telephone network..............................................     20

Article 10 - Technical and organisational provisions relating to
             the operator..........................................     21

10.1 Acceptance....................................................     21
10.1.1 Acceptance of D.F.O. by the OPERATOR........................     21
10.1.2 Acceptance of technical premises made available to the
       OPERATOR....................................................     22
10.1.3 Acceptance of technical premises built by the OPERATOR......     22
10.1.4 Acceptance of the OPERATOR's installations..................     22

10.2 Maintenance - Movement - Modifications........................     22
10.2.1 Maintenance.................................................     22
10.2.2 Movement - modifications to equipment.......................     22


10.3 Construction of premises or sleeves on the MPDC by the
     OPERATOR..................................................      23
10.3.1 Construction of premises by the OPERATOR................      23
10.3.2 Construction of sleeves by the OPERATOR.................      24

10.4 Emergencies...............................................      24

10.5 Withdrawal of Equipment...................................      25

Article 11 - General conditions for access to installations and
             intervention on the MPDC..........................      25

Article 12 - Liability - Insurance.............................      25

Article 13 - Financial arrangements............................      26

13.1 Fees......................................................      26

13.2 Conditions for establishing fees..........................      27
13.2.1 Nature of prices........................................      27
13.2.2 Date payable............................................      27
13.2.3 Price indexation........................................      27
13.2.4 Special conditions......................................      28

13.3 Conditions for invoicing and payment......................      28
13.3.1 Invoicing...............................................      28
13.3.2 Payment of invoices.....................................      29

Article 14 - Co-ordination - Extensions........................      29

14.1 Co-ordination.............................................      29
14.2 Extensions................................................      30

Article 15 - Termination penalties.............................      31

15.1 Termination of the Agreement caused by the Public
     Authorities...............................................      31
15.2 Restriction of the Scope of application of this Agreement.      32
15.3 Penalties and termination for non-fulfilment of the
     Agreement.................................................      33
15.4 Release of the MPDC.......................................      33

Article 16 - Non-disclosure....................................      34

CONFIDENTIAL TREATMENT

Article 17 - Co-operation between the parties..................    34

Article 18 - Communication campaigns...........................    34

Article 19 - Partial validity - Disputes.......................    35

Article 20 - Special provisions................................    35

Article 21 - Costs and Registration............................    36

Appendix 1.1 - Description of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## optical connection leased firm to the OPERATOR.

Appendix 1.2 - Description Section by Section of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## optic connection leased firm to the OPERATOR.

Appendix 2 - Initial reservation option - Description of Connections reserved by the OPERATOR

Appendix 3 - Sample of Special Technical Appendix

Appendix 4 - Technical Specifications of the Connections

Appendix 5.1 - Conditions for access and carrying out work on the MPDC

Appendix 5.2 - General Regulations for Carrying Out Works

Appendix 6 - Table of lease indices

Appendix 7.1 - Summary table of the annual lease prices for the D.F.O leased firm by the OPERATOR before discount on turnover

Appendix 7.2 - Table of lease prices of the D.F.O. leased firm by the OPERATOR in Appendix 1 - Schedule of Payments

Appendix 8 - Summary of annual licence fees featured in each Special Technical Appendix.

CONFIDENTIAL TREATMENT

                                    FOREWORD



1/ By virtue of an agreement for the concession to construct and operate motorways granted by the State on 10th January 1992 and approved by Decree on 7th February 1992, modified by an amendment approved by Decree on 10th May 1996, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##is the concession holder for a Motorway Network located in the south of France. The network currently operated includes the following motorways:

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

2/ Across this motorway network, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has studied and implemented the laying of a network of fibre optics, part of which it agrees to lease to the OPERATOR.


3/ The OPERATOR, which is the holder of an operating licence for a network open to the public by virtue of article L.33-1 of the post and telecommunications code, issued on 22nd October 1997 and published in the Official Gazette on 19th November 1997, intends to deploy its optical telecommunications network towards the South, and with this in mind, wishes to lease pairs of Dark Fibre Optics from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.


4/ In the context of the Act of 26th July 1996 and its decrees for application covering the regulation of telecommunications, the Parties approached one another with a view to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## leasing to the OPERATOR a certain number of dark fibre optics along its Motorway Network.


5/ The Parties signed a draft agreement on 15th July 1997, making way for the negotiations for this Agreement.

CONFIDENTIAL TREATMENT

                                   DEFINITIONS

In this Agreement, the Parties agree to give the words and expressions designated hereinafter, the following meaning:

1/ Optical Cable: cable containing D.F.O. (see below).

2/ Agreement: this Agreement and its Appendices.

3/ Delivery Date: contractual date on which one or more Sections of D.F.O. are delivered to the OPERATOR for acceptance.

4/ Effective Start Date: date on which one or more Sections of D.F.O. are accepted by the OPERATOR. This takes the form of the signing of an acceptance Report by both Parties. It is also the starting point for the charging of leases for the Section(s) concerned.

5/ Motorway Public Domain Concession or MPDC: the whole of the property holdings acquired by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, included in the Public Domain and which are required for constructing and operating its network of motorways.

6/ Malfunction: An operating anomaly in the D.F.O. caused by the non-compliance of the optical specifications defined in Appendix 4, but not preventing operation.

7/ Active Transmission Equipment: technical equipment making it possible to use a D.F.O. and installed by the OPERATOR.

8/ Network terminals: Delivery Points located at the far extremities of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## concession.

9/ Dark Fibre Optic: a fibre optic which has no active equipment, leased to the OPERATOR and designated by the term D.F.O.

10/ Plug: mobile part of a connector immovably attached to the fibre to be connected.

11/ Sleeves: for the purposes of connecting Equipment Sites to the outside networks, the creation of sleeves in the trenches on the MPDC may be necessary. This is in any event

CONFIDENTIAL TREATMENT

subject to the agreement of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

There are two types of Sleeve:

* either the sleeve is installed by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## in a trench dug by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. This would then be a Type 1 Sleeve.

* or the sleeve is installed by the OPERATOR in a trench dug by the OPERATOR, under certain conditions and under the control of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. This would then be a Type 2 Sleeve.

12/ Interruption to Service: deterioration in the characteristics of the D.F.O. (set out in Appendix 4), even going as far as a cut which prevents all services. This interruption may be accidental or planned.

13/ Connection: a group of continuous Sections (see below) leased to the OPERATOR, including Type 1 Equipment Sites and defined in Appendix 1 and 2.

14/ Pair: two D.F.O. located in the same Optical Cable.

15/ Delivery Point: A point physically made up of the terminal part of a Pair of D.F.O. linked to a Plug. The Plug marks the cut-off point of the liability of the two Parties.

This Plug is installed:

* Either in an Equipment Site (see below). This would then be a Type A Delivery Point.

* Or within the MPDC in a specially made protective device. This would then be a Type B Delivery Point.

16/ Motorway Network: the whole of the kilometres of motorway in service for which ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## holds the concession at the time of signing,

CONFIDENTIAL TREATMENT

added as time goes by to the motorways that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will place in service during the lifetime of the Agreement.

17/ Equipment Site: enclosed technical area developed in an existing building or built specifically within the MPDC. This Equipment Site is designed to enable the OPERATOR to install its Active Transmission Equipment and to operate its optical network.

There are two types of Equipment Site:

* either the technical premises are developed or built by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. This would then be a Type 1 Equipment Site.

* or the technical premises are developed or built by the OPERATOR. This would then be a Type 2 Equipment Site.

18/ D.F.O. Section or Section: part of the network of D.F.O. leased to the OPERATOR, comprising at least one Pair of D.F.O. located between two adjacent Delivery Points and, where necessary, including an Equipment Site.

CONFIDENTIAL TREATMENT

ARTICLE 1 - PURPOSE

The purpose of this Agreement is to define the conditions under which ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will lease the OPERATOR Sections of D.F.O. between Delivery Points spread across the route of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## optical network, with a view to enabling the OPERATOR to carry telecommunications signals.

For each Section of D.F.O., a Special Technical Appendix will give details of the delivery conditions of the D.F.O. as well as the conditions for carrying out all of the works relating to the Delivery Points at the Equipment Sites, the Sleeves and electricity.


ARTICLE 2 - LEGAL NATURE AND SCOPE OF THE AGREEMENT

2.1 Intuitu personae

The Agreement is entered into intuitu personae.

The Parties may only assign their rights and obligations under the terms of the Agreement once prior written consent has been obtained from the other Party. This consent will not be necessary in the event of assignment to any subsidiary company belonging to either of the Parties. In this case, the assigning party will notify the other party in writing of its intention prior to the assignment.


2.2 Exclusivity

The Agreement is entered into by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## without exclusivity in favour of the OPERATOR, except where the D.F.O. made available are concerned.


2.3 Contractual relationships - Validity


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CONFIDENTIAL TREATMENT

This Agreement and its Appendices cancels and replaces any previous agreements between the Parties and constitutes the whole of the agreements between the Parties.

The illegality or invalidity of any provision within this Agreement which is not of an essential nature, will not bring into question the validity of the other provisions.

Any modification to the Agreement will only be effective once an amendment has been signed by each of the Parties.


2.4 Authorisation to occupy the public domain

The whole of the construction holdings occupied or used by the OPERATOR for its Equipment Sites, are located within the MPDC. The authorisations granted by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## to the OPERATOR in application of this Agreement are of a precarious and revocable nature to authorise occupation of the public domain. They do not confer any real right over the said public domain (Article L34 of the State Domain Code).


ARTICLE 3. START DATE - DURATION - RENEWAL

3.1 Start date

The Agreement will come into force on the day it is signed by the two parties.


3.2 Duration

The Agreement is entered into for a minimum duration of ten years, to run from the Effective Availability Date of all of the Sections of D.F.O. leased firm in the sense of articles 4 and 8 below and described in Appendix 1. The Effective Availability Date of each Section will correspond to the signature date of the acceptance report "the Report" drafted by the OPERATOR and dealt with in article
10.1.1 below. This Effective Availability Date will be detailed for each Section in appendix 7.

Any additional availability of Sections under articles 5 or 14 below, will be made by way of an amendment.

CONFIDENTIAL TREATMENT

3.3 Extension

The Agreement may be extended tacitly for a period of two years, unless notified to the contrary by registered letter signed for receipt by one Party to the other before the expiry date of the term.

In any event, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may limit this extension if its duration exceeds the duration of its own concession.


ARTICLE 4 - RIGHTS OF USE GRANTED TO THE OPERATOR

Appendix n(0) 1 gives details, Section by Section, of the specifications of the Connection leased firm (length, number of D.F.O., Delivery Date for acceptance, Equipment Sites, Delivery Points requested, etc.).

With the development of the network, surplus capacity and the requirements of the OPERATOR, there could be a modification to the item leased which can be made by way of an amendment, together with updates to the corresponding Appendices (see article 14 - Extensions).


ARTICLE 5 - INITIAL RESERVATION OPTION

In addition to the D.F.O. Sections leased firm, dealt with in article 4 and Appendix 1, the OPERATOR also has the opportunity of reserving some additional D.F.O. Connections with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## once this Agreement has been signed.

These additional Connections are dealt with in Appendix 2. They are four in number. The Connections, subject of this Initial Reservation Option, will benefit from the same tariff reductions as the Connection leased firm, provided the option is converted into a firm order before 1st April 1998 and that the Delivery Dates of these Connections are at the latest:




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CONFIDENTIAL TREATMENT

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for Connection 4 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for Connections 2, 3 and 5.

This reservation is valid for the period between the signing of this document and 1st April 1998.

Beyond this date, and for the remainder of the calendar year, Article 14-2 applies in full.


Article 6 - Limitation of the right of use

Any request for a reduction amendment must comply with a notice period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##months and will be subject to the following conditions:

* For a request for an amendment within 5 years of signing this document, the OPERATOR will owe a start-up fee to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, calculated in the following manner:

(table):


----------------------------------------------------- ----------------------------------------------------
Reduction of between 0 and 25% of the overall         ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
amount of the annual licence fee.                     REQUEST FOR CONFIDENTIAL TREATMENT## of the
                                                      individual annual licence fees for the Section of
                                                      D.F.O. concerned.

----------------------------------------------------- ----------------------------------------------------
Reduction of between 26 and 50% of the overall        ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
amount of the annual licence fee.                     REQUEST FOR CONFIDENTIAL TREATMENT##of the
                                                      individual annual licence fees for the Section of
                                                      D.F.O. concerned.
----------------------------------------------------- ----------------------------------------------------

CONFIDENTIAL TREATMENT

----------------------------------------------------------------------------------------------------------
Reduction of between 51 and 75% of the overall        ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
amount of the annual licence fee.                     REQUEST FOR CONFIDENTIAL TREATMENT## of the
                                                      individual annual licence fees for the Section of
                                                      D.F.O. concerned.

----------------------------------------------------- ----------------------------------------------------
----------------------------------------------------- ----------------------------------------------------
Reduction of more than 75% of the overall amount of   ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A
the annual licence fee.                               REQUEST FOR CONFIDENTIAL TREATMENT##the individual
                                                      annual licence fees for the Section of D.F.O.
                                                      concerned.

----------------------------------------------------- ----------------------------------------------------



* For a request arising more than 5 years after signing this document, the amount of the start-up fees above is reduced by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

The right to use the D.F.O., in accordance with the provisions of article 2, confers no right of ownership on the OPERATOR.


ARTICLE 7 - SPECIAL TECHNICAL APPENDICES

The Special Technical Appendices dealt with in article 1 Purpose, will cover all of the detailed provisions concerning each Section of D.F.O. These Special Technical Appendices will contain reminders of the specifications of the D.F.O. leased described in Appendix 1, the description of the Delivery Points, Equipment Sites and Sleeves, giving details in each case of whether it is a Type 1 or Type 2, as well as the whole of the detailed provisions concerning access, electricity supplies and the operation of Sites. In addition to the D.F.O., the Special Technical Appendices will give details of the nature and lease prices of premises, land, sleeves, electricity, etc. by applying the indices featured in article 13 and Appendix 6.

CONFIDENTIAL TREATMENT

Each Special Technical Appendix will be signed by both Parties and will form an integral part of this Agreement once it is signed. The Parties will do their utmost to develop and sign each Special Technical Appendix relating to a Section of D.F.O leased firm along the lines of articles 4 and 8 and Appendix 1 at the latest ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months before the Availability Date of the Section concerned.

A sample Special Technical Appendix appears in Appendix 3.


ARTICLE 8 - AVAILABILITY OF THE D.F.O.

Availability is made on Plugs at the Delivery Points. The Plugs represent the extent of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## responsibility. Depending on whether the Delivery Points are Type A or Type B, the Plugs are installed in the premises at the Equipment Site or in a specially produced protective device.

The Effective Availability Date for each Section corresponds to the signing by the Parties of the acceptance Report drafted jointly by the OPERATOR and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## after acceptance has been made in accordance with the acceptance specifications described in article 10.

In the event of delay in comparison with the Delivery Date laid down in Appendix 1 and the Special Technical Appendix, the OPERATOR will receive by right a fixed and final penalty amounting to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## of the annual licence fee, excluding tax, for the Connection concerned, for each week of delay, unless this delay is attributable to the OPERATOR or a case of force majeure. In any event, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## must notify the OPERATOR of the reason for the delay and the new Delivery Date for the Connection, and will credit the OPERATOR for an amount calculated pro rata temporis per indivisible week for the annual licence fee paid for.

CONFIDENTIAL TREATMENT

ARTICLE 9 - TECHNICAL AND ORGANISATIONAL PROVISIONS RELATING TO ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

9.1 Quality of the network leased

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## guarantees the OPERATOR that the D.F.O. will conform to the technical specifications detailed in Appendix 4 for the entire duration of the Agreement.

Evaluation of the quality of the service dealt with above, may be the subject of an annual measurement, which can be planned jointly.


9.2 Commitment of availability

9.2.1 Accidental interruption to Service

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## undertakes that the physical integrity of each Section of D.F.O. will not be altered accidentally more than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## a year, and that any Interruption to Service will not last longer then ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours under the conditions below:

* In the event of the Interruption of a Section of D.F.O., ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## undertakes to restore the service or, provided there is availability, to make available a replacement Section to the OPERATOR, without any additional cost to the OPERATOR, within a maximum period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours, to run from the time that intervention was requested by the OPERATOR, which can be made 24 hours a day, 7 days a week.

CONFIDENTIAL TREATMENT

* If the Interruption on this Section goes on for longer, other than as the result of an OPERATOR fault, than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will credit the OPERATOR with payment of an indemnity corresponding to that portion of the annual licence fee relative to the Section pro rata temporis, by indivisible hours beyond ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours, multiplied by a factor of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

The same penalty will apply from the first hours of the second Interruption on the same Section in the same year.

The period of Interruption to Service is measures in indivisible hours from the moment the OPERATOR's request for intervention is received at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## (fax), until the moment that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## notifies the OPERATOR, by fax, that service has been restored.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## undertakes to study the conditions in which the risk of other Accidental Interruptions to Service linked to maintenance works on the motorway can be reduced in the event of an Interruption to Service, with the aim of not risking other simultaneous Accidental Interruptions caused by works on the motorway over the whole of the Sections leased.

If during the repair period of a Section affected by an Accidental Interruption to Service, as described above, a second Accidental Interruption to Service should occur as a result of maintenance works on the motorway to the continuous body of Sections affected by the first Accidental Interruption, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will credit the OPERATOR with payment of an indemnity corresponding to that portion of the annual licence fee for the continuous body of Sections leased in question, pro rata temporis per indivisible hour, from the first hour onwards, multiplied by a factor of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST

CONFIDENTIAL TREATMENT

FOR CONFIDENTIAL TREATMENT##. This indemnity will cease as soon as one of the two Accidental Interruptions has been repaired, to be replaced by the indemnity provided for above for the Section concerned by the remaining cut.

In the same way, any Accidental Interruption to Service will result, during the period of this Accidental Interruption, in the cancellation of any cut which may have been planned over the whole of the Sections leased (see 9.2.2 below).


9.2.2 Planned Interruptions to Service

Planned Interruptions to Service are those for which the OPERATOR has been warned at least 14 (fourteen) days in advance by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, and if possible with notice of 30 days.

Planned Interruptions to Service in order to maintain ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## optical network or for purposes linked to works on the motorway, which result in the service being unavailable for less than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours for each Section, accumulated annually, will not give rise to the right of a penalty for the OPERATOR.

However, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## undertakes that the number of Planned Interruptions to Service should not be greater than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## per year, per Section. If the number of Planned Interruptions to Service exceeds that amount, the penalty provided for in article 9.2.1 above for Accidental Interruption, will apply for the Section in question beyond the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hour of break down accumulated annually and from the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##hour of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## breakdown in the year in question.

CONFIDENTIAL TREATMENT

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## undertakes for the whole of the Sections leased firm not to have two Planned Interruptions to Service at the same time.

In the event of a Planned Interruption to Service carried out at the request of the OPERATOR, this will not be taken into consideration for the Section in question. In this case, the OPERATOR may not claim any indemnity from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and will bear all costs and indemnities due to other users of the continuous network of fibre optics affected by this Planned Interruption to Service.


9.2.3 Exclusions

The financial provisions dealt with in 9.2.1 and 9.2.2 above, do not apply in the event of an Interruption to Service for a Connection on a Section resulting from:

* malicious acts, crimes, sabotage, etc. carried out by unidentified third parties,
* something the OPERATOR does,
* force majeure.

However, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will do its utmost to restore the Connection within the lead times detailed in 9.2.1 and 9.2.2.

Furthermore, any intervention carried out by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## at the request of the OPERATOR and which turns out to be unjustified, will be invoiced to the OPERATOR in the amount of the expenses incurred by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## in intervening.


9.2.4 Exemption from Payment of the licence fee

From the first hour of Interruption on a Section, and throughout the entire during of that Interruption, the OPERATOR will be exempt from paying licence fees relating to the shortest continuous body of the Sections affected by the Interruption, between two

CONFIDENTIAL TREATMENT

Extremities of the Network leased to the OPERATOR by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. This exemption will take the form of a discount to be applied on the subsequent invoice.


9.3 Maintenance

Maintenance of the D.F.O. leased and the Plugs supplied by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, is carried out at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## expense.


9.3.1 Accidental Interruption to Service

As soon as an Accidental Interruption to Service on a Section of D.F.O. has been noted, the OPERATOR will notify it by whatever means possible to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. However, it will only ask for ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## to intervene, by fax, after ensuring that the Interruption has not been caused by any of its Active Transmission Equipment or from the part of the Connection between the Delivery Point and the said Equipment, for which ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is not responsible.

When a request for intervention has been made, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will designate a representative to the OPERATOR who will be able to provide information on the state of progress of repairs to the Connection. The OPERATOR will provide access to the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## engineer or anybody he assigns to resolve the incident, to all information and all equipment installed, with a view to identifying and remedying the fault.

CONFIDENTIAL TREATMENT

When the intervention has been completed, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will notify the OPERATOR by fax of the repair of the faulty Connection, and will give details of the nature of the action taken.


9.3.2 Planned Interruption to Service

Except in the event of emergency work associated with operating the motorway, if ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has to maintain, repair, replace or move its fibres in order to comply with the specifications stipulated in Appendix 4 or to carry out work on its own operations, it will send written notification with a minimum notice period of 14 days, and will indicate the estimated duration of the intervention. If this intervention requires there to be an Interruption to Service, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will do its utmost to minimise its duration and to plan this interruption for the best possible time, in consultation with the OPERATOR.

In the event of an emergency, the OPERATOR will be warned of the Interruption as far in advance as possible.


9.3.3 Invoicing to the OPERATOR

In the three following cases not covered by the maintenance obligations, all interventions will be invoiced to the OPERATOR:

* Correcting operational faults caused by modifications or repairs carried out by the OPERATOR (or an agent acting on its behalf) on the equipment made available, without the consent of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

* Correcting operational faults caused by an error by the OPERATOR (or an agent acting on its behalf) or non-compliance by this (these) agent(s) of the rules of the trade, or for the technical specifications for operating the optical network.

CONFIDENTIAL TREATMENT

* Modifications to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## equipment requested by the OPERATOR, excluding any conformity works covered in Appendix 4.


9.3.4 Malfunction

In the event of the Malfunction of an D.F.O., the Parties will consult without delay, at the request of the OPERATOR, in order to determine the cause of the Malfunction and to set the lead time for intervention and the duration of the Interruption to Service that may be necessary. If the Malfunction is not the fault of the OPERATOR, this Interruption to Service, if it is required, will be kept to a minimum and may not exceed ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## hours. If ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has mot remedied a Malfunction for which it is responsible under the conditions agreed between the Parties, the OPERATOR will be exempted from payment of the licence fees relating to the shortest continuous body of Sections affected by the Malfunction, between two Extremities of the Network leased to the OPERATOR by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, for the surplus duration of the aforementioned agreed conditions.


9.4 Provisions relating to existing ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## premises made available to the OPERATOR

These premises consist of Type 1 Equipment Sites for the OPERATOR.

They consist of the availability in existing ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## premises of an enclosed area reserved for the use of the OPERATOR to install its Active Transmission Equipment, in return for the payment of a rent. The amount of this rent is laid down in article 13 "Financial Arrangements" and in Appendix 6.

The premises made available are unadorned and with no interior facilities other than full-wall or caged partitions shutting of the ##MATERIAL OMITTED AND

CONFIDENTIAL TREATMENT

SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## installations, electric lighting and private access.

The D.F.O. are brought into these premises by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## with sufficient excess length. They can be equipped with Plugs at the request of the OPERATOR.

Electricity is provided by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## under the conditions described below in article 9.6.

The OPERATOR will carry out any development work on the premises made available itself, after it has obtained agreement from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## regarding its proposed development. However, if these premises receive any developments carried out by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## at the request of the OPERATOR, such, for example, the securing of the electrical supply, air-conditioning or access control, these works carried out by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##will be reimbursed by the OPERATOR, in accordance with the financial evaluation submitted to it in advance, approved by both Parties.

The provisions regarding these premises, as well as any checking files involved, will be included in the Special Technical Appendix.


9.5 Creation of premises or sleeves by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## at the request of the OPERATOR

If the premises or connecting Sleeves from the Equipment Sites to the existing external networks are not sufficient to meet the requirements of the OPERATOR, it may ask for the premises and Sleeves to be created. If ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL

CONFIDENTIAL TREATMENT

TREATMENT## builds these premises and Sleeves, resulting in Type 1 services, articles 9.54.1 and 9.5.2 below apply.

If ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## authorises the OPERATOR to build these premises and Sleeves, which are Type 2 services, the provisions of article 10.3 below apply.


9.5.1 Construction of premises by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

For each Type 1 Equipment Site built by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, the OPERATOR will provide a set of specifications which features in particular a detailed installation plan for the equipment, as well as the environment specifications required to construct unadorned premises.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will reply to the OPERATOR's request within a period of one month. If this reply is favourable, it will give details of the technical evaluation which will enable the corresponding Special Technical Appendices to be drafted. If required, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will build the premises to a capacity greater so that they can house equipment from other operators, while still providing enclosed areas for each of them.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will retain total ownership over the premises created in this way and made available to the OPERATOR in return for a rental payment based on the index featured in Appendix 6, the value of which will be given in the corresponding Special Technical Appendix.


9.5.2 Construction of Sleeves by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

In the same spirit as for the premises, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may also construct Type 1 Sleeves, designed to meet the special requirements of the OPERATOR.

These Sleeves will be leased to the OPERATOR in accordance with the index featured in Appendix 6, except where this involves Sleeves included in the specifications for the premises built by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, dealt with in the previous article. These provisions will appear in the corresponding Special Technical Appendix.


9.6 Electricity supply

For those premises which exist already or which are built by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, connection to the local EDF network will be provided by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##. If the OPERATOR cannot be given an individual meter, a fixed annual fee will be asked of it by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, in accordance with the index featured in Appendix 6. Except where provision to the contrary is made in the Special Technical Appendix, the OPERATOR will handle any works it wishes to carry out to secure the electricity supply.


9.7 Telephone network

For those premises which exist already or which are built by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, connection to the Switched Telephone Network of France Telecom will be provided by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.


ARTICLE 10 - TECHNICAL AND ORGANISATIONAL PROVISIONS RELATING TO THE OPERATOR

CONFIDENTIAL TREATMENT

10.1 ACCEPTANCE

10.1.1 Acceptance of D.F.O. by the OPERATOR

The availability by the OPERATOR of Sections of D.F.O. at the Delivery Points is subject to acceptance by both parties, which is designed to enable the conformity of the Section of D.F.O.. to be checked with the specifications described in Appendix n(0) 4.

Within a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## days, to run from the date the registered letter is received from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## informing it of delivery for acceptance at the delivery points in compliance with the stipulations in Appendix 1 and the Special Technical Appendix relating to it, the OPERATOR may:

* either grant acceptance based on the set of specifications provided by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and draft the corresponding acceptance Report signed by the local representatives of the two Parties,

* or proceed itself, at its own expense, to carry out the tests provided for in Appendix 4 and draft the corresponding acceptance Report signed by the local representatives of the two Parties if the results of the tests are satisfactory.

The date on which the Parties sign the Report marks the Effective Availability Date of the Sections at the Points of Delivery.

The OPERATOR may grant acceptance with reservations in all cases where one or more of the D.F.O. on the Section accepted do not conform with the specification in Appendix 4.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## then has a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## days to carry out or have carried out by its installers any additional work required, before proceeding with the OPERATOR to carry out new measurements agreed by both Parties of the specifications featured in Appendix 4.

CONFIDENTIAL TREATMENT

Once this period has expired, if the D.F.O. have not been accepted, the OPERATOR will receive by right the penalties provided for in article 8.

If a fault noted on a Section, or a delay in the Delivery Date should prevent the introduction of a particular Connection, the date on which the lease payment for the body of Sections on that Connection is due, will be postponed to the Effective Availability Date for the Section concerned (see 13.2.2), provided this fault has not been caused by the OPERATOR.


10.1.2 Acceptance of technical premises made available to the OPERATOR

The technical premises made available by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will be accepted by the OPERATOR. Acceptance will result in the drafting of a report added to the corresponding Special Technical Appendix.


10.1.3 Acceptance of technical premises built by the OPERATOR (see 10.3 below)

Technical premises built by the OPERATOR will be accepted by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on a date fixed by the OPERATOR. Acceptance will result in the drafting of a report added to the corresponding Special Technical Appendix.


10.1.4 Acceptance of the OPERATOR's installations

The OPERATOR's installations will be accepted by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## insofar as it is necessary to check for the absence of electromagnetic interference caused by the installations, on a date fixed by the OPERATOR. Acceptance will result in the drafting of a report added to the corresponding Special Technical Appendix.


10.2 Maintenance - Movement - Modifications

CONFIDENTIAL TREATMENT

10.2.1 Maintenance

The OPERATOR will monitor and maintain its Active Transmission Equipment in a good state of repair, at its own expense and risk. It will do this in such a way that it will cause no obstruction or present any danger for the MPDC and its operation.

In the event or a failure or lack of measures being taken to ensure this maintenance, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may have the work carried out by right after warning the OPERATOR, except in an emergency, to consult jointly on what work is necessary and to carry out said work within a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## days.

The OPERATOR will reimburse ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for any costs incurred in this way, increased by an operating coefficient, plus general expenses of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##


10.2.2 Movement - modifications to Equipment

If at any time, the requirements of the MPDC, general interest or public safety require the movement or modification of the OPERATOR's equipment, these works will be carried out by the OPERATOR at is own expense and with no indemnity.

The period of time granted to the OPERATOR to carry out the works required of it will be at least a minimum of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months, to run from the time of notification, unless a better agreement is reached between the Parties.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will do its utmost to find a substitute solution that is satisfactory for the OPERATOR.


10.3 Construction of premises or Sleeves on the MPDC by the OPERATOR

CONFIDENTIAL TREATMENT

In the event that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is unable to make available premises or Sleeves to the OPERATOR to connect the Equipment Sites to the existing outside networks, or in the event that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## does not wish to build the premises or Sleeves itself, the OPERATOR will be authorised to build on the MPDC, provided it has the required administrative authorisations, any premises and Sleeves designed to satisfy requirements, which would then constitute a Type 2 service.


10.3.1 Construction of premises by the OPERATOR

For each Type 2 Equipment Site, the OPERATOR will provide a set of specifications containing all of the descriptive and functional elements of the projected premises, as well as the architectural party intended to be used.

Within a period of one month, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will make known to the OPERATOR is agreement, with or without modifications, or its rejection of the proposal.

In the event of disagreement, the Parties will consult to develop a project which can receive the approval of the two Parties.

Construction of the premises will be subject to the following conditions:

1. The works will be carried out in strict accordance with the rules and regulations governing works on the MPDC,

2. The premises will be built by the OPERATOR at its own expense, with the OPERATOR also paying for any costs incurred by the works (modifications to fences, etc.),

3. A plan of the footprint of the technical premises will be drawn up in consultation with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for each premises concerned, and signed by the representatives of both Parties,

CONFIDENTIAL TREATMENT

4. The OPERATOR will take care of connection to and subscriptions for the EDF and France Telecom networks.

5. The premises will be kept in a good state of repair at all times.

6. The OPERATOR will handle any administrative formalities required.


For the construction of a Type 2 Equipment Site, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will make available an unadorned area within the MPDC in return for payment of an annual lease, the amount of which is shown in Appendix 6.

If necessary, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may require the OPERATOR to build premises of a capacity greater than its needs with a view to providing accommodation for another user.

If this is the case, the OPERATOR will be reimbursed for that part of the works which may be used at a later stage by another user, once the works are finished.

The whole of the provisions relating to the construction of these premises will be incorporated into the corresponding Special Technical Appendix.


10.3.2 Construction of Sleeves by the OPERATOR

In the same spirit as for the premises, the OPERATOR may be authorised to build Type 2 Sleeves designed to meets the special needs concerning the connection of the Equipment Sites to the networks outside the MPDC. This possibility only applies to those parts of the MPDC which are located away from the carriageways. The OPERATOR will provide a set of specifications including all of the descriptive elements of the projected sleeve. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will reply within a period of one month to the OPERATOR's request and will give details at that time of any possible prohibitions regarding the works. The works will be carried out in strict compliance with the rules and regulations governing works on the MPDC featured in Appendix 5. Authorisation to build these sleeves will be subject to payment to ##MATERIAL OMITTED AND

CONFIDENTIAL TREATMENT

SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## by the OPERATOR of a right of way according to the provisions featured in Appendix 6.


10.4 Emergencies

In an emergency on the Equipment Sites, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will do its utmost to make available a space of approximately 6 metres by 3 metres to install a container housing its replacement Equipment. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and the OPERATOR will co-operate to ensure the connection of the said equipment to the D.F.O. in order to restore the continuity of the services operated by the OPERATOR.


10.5 Withdrawal of Equipment

At the end of this Agreement or of a Special Technical Appendix, the OPERATOR will proceed by its own resources and at its own expense, with the removal of its Equipment.

Any developments to the property which may have been carried out by the OPERATOR at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## premises will remain acquired free of charge by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, except where provision is made to the contrary in article 15.

A report for the return of the premises to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will be signed between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and the OPERATOR.


ARTICLE 11 - GENERAL CONDITIONS FOR ACCESS TO INSTALLATIONS AND INTERVENTION ON THE MPDC.

CONFIDENTIAL TREATMENT

The OPERATOR's agents and any companies acting on its behalf, will have permanent access to the Equipment Sites under the conditions described in the corresponding Special Technical Appendices. They will be required to abide by the general rules for carrying our works as described by the general document attached in Appendix n(0) 5 for movement on the section of motorway as well as on Equipment Sites.

In particular, before any intervention on a site, the OPERATOR must notify the representative designated by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for this site by fax. a list of the OPERATOR's representatives and any subcontractors authorised to intervene in the OPERATOR's technical installations will be provided by the OPERATOR each year to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.


ARTICLE 12 - LIABILITY - INSURANCE

The OPERATOR undertakes to guarantee ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## for any negative ruling against it requiring damage caused by the OPERATOR and resulting from the installation, maintenance or removal of its technical equipment, as well as their operation, including intangible damage caused or not, such as operating losses. With this in mind, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## must inform the OPERATOR without delay of all claims or procedures begun by a third party against it and to call on it to guarantee the OPERATOR's right to defend itself.

Any indemnity for intangible damages which may be incurred by the OPERATOR as the result of an Accidental Interruption to Service will be limited to the amount of the penalties dealt with in article 9, not including the penalties covered in article 15.3 in the event of the Agreement being terminated attributable to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

For all damages other than those described in the previous paragraph, the liability of the Parties vis-a-vis one another is strictly limited to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## MF per claim.

CONFIDENTIAL TREATMENT

After works have been carried out, any deterioration or damage caused to the motorway installations or to the installations of other operators as the result of works carried out by the OPERATOR, will be carried out after a joint report at the expense of the OPERATOR.

The OPERATOR must maintain its Technical Equipment used specifically for the services which it operates from each site according to the rules of the trade, at its own expense and sole liability, in such as way that no disruption of operations may occur to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## or to any other cohabitant.

Each of the Parties will be required to take out one or more insurance policies with one or more insurance companies represented in France, in order to cover the risk of fire, explosion, water damage, civil liability in general and any special risks linked to its activities.

Each of the Parties will produce for the other party, as soon as requested, any certificates for the insurance cover taken out.


ARTICLE 13 - FINANCIAL ARRANGEMENTS

13.1 Licence fees

The Agreement is allowed in return for the payment by the OPERATOR to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## of an overall annual licence fee which is the sum of the individual licence fees for each of the Sections.

The individual licence fees for each Section are made up of principal licence fees for the availability of D.F.O. and Additional fees for Additional services (availability of premises, land, sleeves, right of way, electricity), as detailed in each Special Technical Appendix.

The index for each of the fees is shown in Appendix 6, "Table of lease indices".

The total amount of principal licence fees for the whole of the network of D.F.O. leased to the operator by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is summarised in Appendix 7 "Table of lease prices for D.F.O.". This also shows a schedule of payments.

CONFIDENTIAL TREATMENT

The total amount of the additional fees in each Special Technical Appendix will be summarised of the signing of all of the Special Technical Appendices and incorporated into Appendix 8 within the lead times featured in article 7.


13.2 Conditions for establishing fees

13.2.1 Nature of prices

All of the prices mentioned in the tables attached to this article are firm and indexable. These are shown excluding tax at August 1997 values.

If necessary, taxes will be added to the amount of the licence fees at the invoicing stage.


13.2.2 Due date

The due date for payment of licence fees for a particular Section is the Effective Availability Date of this Section of D.F.O. (cf. article 8). However, in the event of a major fault in a Section preventing a Connection from being introduced into service, the due date of the lease payment for the whole of the Sections on the Connection concerned will be postponed, as indicated in paragraph 10.1.1, final paragraph, provided this fault is not attributable to the OPERATOR.


13.2.3 Indexation of prices

On 1st January of each calendar year, the unit prices for each of the fees on the lease index will be updated in accordance with the following formula:

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

in which Po is the unit price for the index in August 1997

So is the value of the general Wages index in the Mechanical and Electrical Industries for the whole of France, including employment charges in August 1997, i.e. 790.9

CONFIDENTIAL TREATMENT

PSdT(o) is the value of the index (published in the BOCCCRF) for Miscellaneous Products and Services in the Telephone Industry in August 1997, i.e. 115

and S and PSdT are the values of these same indices taken three month before the update, i.e. in August of the previous year.


13.2.4.1 Basic tariffs

The OPERATOR selects Option 2 of the basic tariff in Appendix 6 for the whole duration of the Agreement.


13.2.4.2 Incidence of duration on prices

A discount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## on the lease price (excl. tax) of the Sections of D.F.O. is granted for a commitment longer than ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## years.

This discount applies for all Sections for which the total duration of availability reaches the minimum amount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## years, to run from the Effective Availability Date (Article 8).

This discount is calculated and applied during the raising of each quarterly invoice (see 13.3 below).

At the request of the OPERATOR, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may temporarily make available to the OPERATOR additional fibres depending on availability, at a tariff equal to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## time the basic tariff, pro rata temporis, per indivisible day.


13.2.4.3 Discount linked to the amount of annual licence fees

CONFIDENTIAL TREATMENT

A discount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is granted on that part of the annual licence fee between ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## million francs, excluding tax.

A discount of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is granted on that part of the annual licence fee above ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## francs, excluding tax.

These discounts are calculated an applied when raising the last invoice of each year and depending on the annual total of fees.


13.3 Conditions for invoicing and payment

13.3.1 Invoicing

The annual licence fee is calculated for the period running from 1st January to 31st December.

The amount of the licence fee for a section which becomes available during a quarter is calculated pro rata temporis by indivisible days.

When the Agreement has been signed, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will send the OPERATOR and invoice by registered letter signed for receipt for an amount excluding tax equal to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## of the total annual licence fee for the network of D.F.O. leased firm featured in Appendix 7.

This advance amount will be deducted from the final invoice of the first year.

Invoices will be sent by registered letter signed for receipt to the following address:

CONFIDENTIAL TREATMENT

HERMES EUROPE RAILTEL B.V.
Strawinskylaan 305
NL-1077 XX AMSTERDAM
THE NETHERLANDS


13.3.2 Payment of invoices

Payments will be made by bank transfer ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## days after the invoice is received by the OPERATOR.

In the event of late payment less than or equal to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## days late, penalties equal to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##times the legal interest rate on any sums due beyond the due date may be claimed by right by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

Beyond that time and after a warning has remained unheeded, after a period greater than 15 days, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will be able to terminate the Agreement under the conditions in article 15.3.


ARTICLE 14 - CO-ORDINATION - EXTENSION

14.1 Co-ordination

A Co-ordination Committee will be set up between the Parties which will meet at intervals agreed mutually, but at least once a year or at the request of either party.

The Co-ordination Committee will be compulsorily made up of the following people:

* a general representative from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, plus a representative from each of ##MATERIAL OMITTED AND SEPARATELY

CONFIDENTIAL TREATMENT

FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##Regional Operating Management areas concerned,

* a project manager from the OPERATOR,

* any other person required by the agenda for the meeting.

Minutes of meetings will be drafted by ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## and sent to the OPERATOR for analysis and comment.

The minutes will have to be signed for agreement by each of the Parties.

Unless they are formalised as an amendment, the minutes cannot result in a modification to this Agreement.


14.2 Extensions

Depending on the development of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##optical network, availability on the existing or future network, and the requirements of the OPERATOR, the availability of additional Sections or D.F.O. may be created by way of an amendment.

With this in mind, each Party undertakes to notify the other each time that it believes it to be necessary and at least once a year during the meeting of the Co-ordination Committee, of its forecast deployment plans for the OPERATOR and any new availability on the optical network that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## is likely to offer.

If, depending on the availability of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## optical network, it appears that extensions are possible, the OPERATOR will have the facility to reserve with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## additional Sections of D.F.O., under the following conditions:

CONFIDENTIAL TREATMENT

1 - The OPERATOR may at any time inform ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## by registered letter signed for receipt, giving a notice period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months, of its intention to reserve a defined number of dark fibre optics. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## has a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## month to acknowledge receipt of the reservation and to make known its agreement, agreement with reservations, or refusal. Beyond this period, the lack of response from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will mean a refusal.

2 - Reservations are only valid for ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months, to run from the time the request is accepted.

3 - Once its reservation has been recorded according to the conditions described above, the OPERATOR may at any time during the reservation period request by registered letter signed for receipt sent to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## that the fibres reserved be made available.

For its part, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may at any time during the reservation period request the OPERATOR by registered letter signed for receipt to confirm that it intends to lease the dark fibre optics that it has reserved. The OPERATOR then has a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## days, to run from receipt of the aforementioned letter, to give its reply by registered letter signed for receipt. In the absence of a reply, or in the event of a negative reply, the OPERATOR is then deemed to have cancelled its reservation and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## may then freely use the said dark fibre optics.

CONFIDENTIAL TREATMENT

4 - As soon as the request for lease has been confirmed through the implementation of one of the two procedures defined in point 3 above, the availability of the Sections of dark fibre optics concerned will be the subject of an amendment to this Agreement within the two months following the request to lease. This lease will take place in accordance with the provisions dealt with in articles 8 and 10 above.

5 - At the end of the period of reservation, the OPERATOR will inform ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## by registered letter with ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## notice, of its intention to renew or cancel its reservation. A lack of response from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## within a period of one month will represent ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## tacit agreement to renew the reservation.

The absence of request from the OPERATOR within the period laid down, will result in the cancellation of the reservation and ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will then have free access to the fibres concerned after the period of reservation has expired.


Article 15 - Termination - penalties

15.1 Termination of the Agreement brought about by the Public Authorities

15.1.1 In the event of the premature and simultaneous withdrawal of the Ministerial Authorisations then in effect or of the non-renewal at the expiry date of the final Ministerial Authorisation still in effect for the OPERATOR, this Agreement may be terminated by right after a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months, to run from the time ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## receives a registered letter signed for receipt sent to it by the OPERATOR, notifying it of the said decision to withdraw or non-renewal, without any damages being due to ##MATERIAL

CONFIDENTIAL TREATMENT

OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.


15.1.2 In the event of the premature withdrawal or non-renewal of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## rights to operate the whole of its concession, this Agreement may be terminated by right after a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months, to run from the time OPERATOR receives a registered letter signed for receipt sent to it by the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, notifying it of the said decision of premature withdrawal or non-renewal, without any damages being due to the OPERATOR.


15.1.3 In the event of the withdrawal of the OPERATOR's rights due to its inability to operate its network of fibre optics on French territory, if the continuity of this Agreement cannot be guaranteed by an authorised third party, the OPERATOR will be required to pay ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## the fixed indemnity dealt with in article 15.3.


15.2.4 In the event of the rights of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## to operate the whole of its concession being removed, if the continuity of this Agreement cannot be guaranteed by an authorised third party, and if the State refuses to guarantee the continuity of this Agreement. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## will be required to pay the OPERATOR the fixed indemnity dealt with in article 15.3.

The Parties are obliged to keep one another carefully informed if such events are likely to occur so that each party can then take any action necessary to ensure the continuity of its service.

CONFIDENTIAL TREATMENT

15.1.5 In the same way, this Agreement may be terminated in the event that it were to be contrary to future provisions laid down by the authority responsible for the concession. In this event, the financial provisions in article 15.3 would apply.


15.1.6 In any of the cases above, the technical arrangements for the OPERATOR's departure would be negotiated between the parties.


15.2 Restriction of the scope of application of this Agreement

15.2.1 In the event of the premature withdrawal or the non-renewal at its expiry date of one of the Ministerial authorisations granted to the OPERATOR and dealt with in article 15.1.1, the scope of application of this Agreement would, as a result, be restricted by right to the only network(s) remaining in operation, without this restriction giving rise to any payment of damages in favour of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.


15.2.2 In the event of the premature withdrawal, non-renewal or removal of the rights of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## to operate a part of its concession or to occupy the roadway public domain for the continuity of its network of fibre optics, the sections concerned would be withdrawn from the scope of application of this Agreement.

If this removal of sections still enabled the OPERATOR to continue operating its network, the OPERATOR may make no claim for an indemnity from ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.

If the contrary were true, the OPERATOR would be able to terminate this Agreement by right:

* under the conditions of article 15.1.2, if the withdrawal was not due to the fault of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##,

CONFIDENTIAL TREATMENT

* under the conditions of article 15.1.4 if the withdrawal was due to the fault of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.


15.2.3 In any event, the technical arrangements for the departure of the OPERATOR will be negotiated between the Parties.


15.3 Penalties and termination for non-fulfilment of the Agreement

In the event of one or other of the Parties not fulfilling any one of its obligations created by this Agreement, the Parties would then consult regarding the causes of the shortcoming, the solutions to apply in order to remedy it and, if necessary, the timetable for implementing those solutions.

If, on completion of the consultation procedure covered above the Party at fault were not to implement the solutions agreed on jointly, the other Party could then warn it by registered letter signed for receipt to make good this shortcoming by any appropriate means within a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months.

If, on completion of this period, the said warning were to remain unheeded, the Party invoking the shortcoming could, without any indemnities or compensation other than those covered below, terminate this Agreement by registered letter signed for receipt, giving sound reason and subject to a notice period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months.

The effect of terminating this Agreement for non-fulfilment brought about in this way, would result in the termination of all of the Special Technical Appendices, as well payment by the defaulting party to the other party of a fixed and final indemnity equal to:

* In the event of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## defaulting: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## of the total annual licence fee.

CONFIDENTIAL TREATMENT

The deposit dealt with in article 13.3.1 will be returned to the OPERATOR in the event of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##defaulting if the default occurs before the deposit has been taken into account with the amount of the lease payments due.

* In the event of the OPERATOR defaulting: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## of the total annual licence fee, with any sums paid to ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## by the OPERATOR becoming permanently the property of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##.


15.4 Release of the MPDC

In all of the cases above (Articles 15.1, 15.2 and 15.3), the OPERATOR has a period of ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## months, to run from the time the Agreement is terminated, to proceed at its own expense if termination is its fault, with the dismantling of its specific Equipment and to refurbish the sites made available to it, unless ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## prefers to keep them for their net accounting value in the OPERATOR's books, and that the OPERATOR consents to it.


Article 16 - Non-disclosure

Subject to any legislative and regulatory provisions, the contracting Parties undertake to respect the confidentiality of any written or spoken information exchanged during the development and implementation of this Agreement. The Parties further undertake not to communicate to third parties, with the exception of companies within their Group, or in any way to exploit this confidential information, unless they are required to do so to accomplish the purpose of this Agreement.

This obligation for non-disclosure will remain in effect for a period of three years, to run from the expiry date or termination of this Agreement, no matter what the cause or who might be responsible.

CONFIDENTIAL TREATMENT

ARTICLE 17 - CO-OPERATION BETWEEN THE PARTIES

17.1 The two Parties undertake to co-operate in a spirit of close co-operation technical openness.


17.2 On this matter, they undertake to inform one another immediately of any difficulties that they may encounter with regard to these articles.


17.3 The Parties agree to work together to complete and steps taken of common interest in areas concerning continuity (connection of the ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## network to other networks, etc.), integrity, the security of the optical network or improvement of the quality of services to customers.


ARTICLE 18 - COMMUNICATIONS CAMPAIGNS

Any commercial, promotional or information campaign carried out at the initiative of one or other of the Parties, relating to the services offered by the OPERATOR and carried out on ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## motorway holdings, must, after mutual consultation, have the written approval of each of the Parties, which have the right, if necessary, to refuse approval without having to state the reasons for refusing.

The OPERATOR may in no event use the Equipment Sites made available to it or constructed by it for advertising purposes.


ARTICLE 19 - PARTIAL VALIDITY - DISPUTES

19.1 If one or more stipulations of this Agreement are held to be invalid or declared as such by the application of a law or regulation, or as the result of a decision made permanent by a competent jurisdiction, the other stipulations will retain all of their strength and scope. The Parties agree to replace any invalidated provisions of the Parties by other provisions which come as close as possible to the common intention expressed in the framework of this Agreement.

CONFIDENTIAL TREATMENT

19.2 This Agreement is governed by French law. Any dispute relating to the application of this Agreement which cannot be settled amicably between the Parties, will be submitted to the administrative Court of PARIS.


ARTICLE 20 - SPECIAL PROVISIONS

In the event of a modification to the legislative, regulatory or economic environment in which the Parties have contracted have an effect on the provisions included in this Agreement, the Parties will approach one another to agree on possible correlative adaptations which may be necessary or of use to ensure the coherence of this Agreement in the modification incorporated.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## declares that it will not agree on conditions which are of a discriminatory nature to other operators. As a result, in the event that ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## should grant other operators in a comparable situation conditions which on the whole would be more favourable than those covered in this contract, the Parties would consult as to any action to be taken and any correlative adaptations to this Agreement to ensure that the OPERATOR benefits from the same conditions.


ARTICLE 21 - COSTS AND REGISTRATION

The expenses, costs and fees relating to this document will be borne by the Party which would like to submit a copy of this document to the formality of being registered, if required.


Drafted in two copies,
In Paris, 15th December 1997

For the OPERATOR


Jan LOEBER



## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

CONFIDENTIAL TREATMENT

APPENDIX 1.1 AND 1.2: MAP AND DESCRIPTION OF LEASED ROUTE SEGMENTS

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

--------------------------------------------------------------------------------

                           INITIAL RESERVATION OPTION

                                   APPENDIX 2

             DESCRIPTION OF THE CONNECTIONS RESERVED BY THE OPERATOR
--------------------------------------------------------------------------------



Connection 4: This Connection comprises a pair of D.F.O. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km long and consists of a second pair of D.F.O. on Connection 1.

Connection 5: This Connection comprises a pair of D.F.O. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km long and consists of a second pair of D.F.O. on Connections 2 and 3. It is subject to the same reservation as Connection 3 since it uses the same Section of the public road network.

CONFIDENTIAL TREATMENT

EXHIBIT 3: TEMPLATE TECHNICAL ANNEX

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

EXHIBIT 4: TECHNICAL SPECIFICATIONS OF CONNECTIONS

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

EXHIBIT 5.1: GENERAL RULES OF SAFETY ALONG PUBLIC MOTORWAYS

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

CONFIDENTIAL TREATMENT

--------------------------------------------------------------------------------
                                  APPENDIX 5-2


                   GENERAL RULES FOR THE CARRYING OUT OF WORKS

--------------------------------------------------------------------------------

In addition to abiding by the stipulations of the "Manual of General Safety Rules on a motorway concession open to traffic", the subject of Appendix 5.1, ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## requires companies working on the MPDC to abide by the following general rules:


1/ Work sites must be enclosed and inaccessible to the public.

2/ Companies are strictly required to abide by the legislation regarding the safety of work site staff, and in particular the following decrees:

* N(0) 92-158 of 20th February 1992
* N(0) 94-1159 of 26th December 1994.

3/ Access to works should preferably be from outside the MPDC. If access if through the MPDC, it should be via an interchange.

CONFIDENTIAL TREATMENT

--------------------------------------------------------------------------------
                                   APPENDIX 6


                             TABLE OF LEASE INDICES

--------------------------------------------------------------------------------

Prices excluding tax at the conditions in August 1996


1 - Lease licence fee for dark fibre optics

* BASIC TARIFFS (PRICES EXCLUDING TAX):

Two options are possible. The option selected is applied throughout the duration of the contract.

OPTION 1

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

OPTION 2

The following tariff is applied, per section, for each pair of fibres leased in a continuous manner.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

For both options, the minimum accumulate leased length is ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## km.


* DURATION DISCOUNT:

This depends on the duration of the Agreement and is applied to the annual amount of the licence fee, calculated from the basic tariffs:

CONFIDENTIAL TREATMENT

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

* VOLUME DISCOUNT:

This is applied, per section, on the annual amount of the licence fee, calculated on basic tariffs, possibly reduced by the duration discount:

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##


2 - LEASE INDEX FOR TYPE 1 PREMISES

The lease price for Type 1 Equipment Sites under the technical conditions defined in Article 9, paragraphs 4 and 5, is established as follows:

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##

in which

A represents the number of square metres of the premises occupied,

B represents the occupation fee per square metre for technical premises, i.e. ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## excluding tax per year,

C represents a fixed and set amount per technical premises fixed at ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##F excluding tax per year.


3 - INDEX FOR THE BORROWING RIGHTS FOR A SLEEVE OF A TYPE 1 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## TUBE AS DEFINED IN ARTICLE 9, PARAGRAPH 5:

CONFIDENTIAL TREATMENT

* For a length of less than or equal to 10 metres: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##, * Beyond:
##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## F excluding tax per year per linear metre, * Per additional tube in the same trench: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT## F excluding tax per year, per linear metre.


4 - INDEX OF THE PRICE FOR SUPPLYING ELECTRICITY

* ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##F excluding tax per year for an installed power of 15 kW.


5 - LEASE INDEX FOR A BARE PIECE OF LAND TO BUILD A TYPE 2 EQUIPMENT SITE, AS DEFINED IN ARTICLE 10, PARAGRAPH 3:

* ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##F excluding tax per year.


6 - INDEX FOR THE RIGHT OF WAY ON THE MPDC FOR A TYPE 2 SLEEVE CONSTRUCTED BY THE OPERATOR, AS DEFINED IN ARTICLE 12, PARAGRAPH 3:

##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##,

CONFIDENTIAL TREATMENT

--------------------------------------------------------------------------------
                                  APPENDIX 7-1


     SUMMARY TABLE OF THE ANNUAL LEASE PRICES FOR D.F.O. LEASED FIRM BY THE
               OPERATOR IN APPENDIX 1 BEFORE DISCOUNT ON TURNOVER

            PRICE EXCLUDING TAX - ECONOMIC CONDITIONS OF AUGUST 1997

--------------------------------------------------------------------------------
Connection N(0) 1
Pair N(0) 1
Total length leased: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##km
Tariff per km/per year depending on the length leased: ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT##KF excluding tax


------------  --------------  ------------  -------------- -------------  ---------------
Section N(0)   Effective       Duration       Unit km       Length in      Annual
               availability                   price (KF)    km             lease price
               date                                                        (F excluding
                                                                           tax)
------------  --------------  ------------  -------------- -------------- ---------------
1                               10 years     ##MATERIAL      ##MATERIAL     ##MATERIAL
2                               10 years     OMITTED AND     OMITTED AND    OMITTED AND
3                               10 years     SEPARATELY      SEPARATELY     SEPARATELY
4                               10 years     FILED UNDER A   FILED UNDER A  FILED UNDER A
5                               10 years     REQUEST FOR     REQUEST FOR    REQUEST FOR
6                               10 years     CONFIDENTIAL    CONFIDENTIAL   CONFIDENTIAL
7                               10 years     TREATMENT##     TREATMENT##    TREATMENT##
8                               10 years
9                               10 years
10                              10 years
------------  --------------  ------------  -------------- -------------- ---------------

CONFIDENTIAL TREATMENT

----------------------------------------------------------    ----------------
ANNUAL TOTAL pair N(0)1                                        ##MATERIAL
                                                               OMITTED AND
                                                               SEPARATELY
                                                               FILED UNDER A
                                                               REQUEST FOR
                                                               CONFIDENTIAL
                                                               TREATMENT##
----------------------------------------------------------    ----------------

CONFIDENTIAL TREATMENT

--------------------------------------------------------------------------------
                                  APPENDIX 7-2

   TABLE OF LEASE PRICES FOR D.F.O. LEASED FIRM BY THE OPERATOR IN APPENDIX 1


            PRICES EXCLUDING TAX - ECONOMIC CONDITIONS OF AUGUST 1997
--------------------------------------------------------------------------------

Indicative schedule of payments


----------------------------------   --------------------------------   ------------------------------
DUE DATE                             AMOUNT                             REMARKS:

----------------------------------   --------------------------------   ------------------------------
##MATERIAL OMITTED AND SEPARATELY    ##MATERIAL OMITTED AND             Deposit
FILED UNDER A REQUEST FOR            SEPARATELY FILED UNDER A REQUEST
CONFIDENTIAL TREATMENT##             FOR CONFIDENTIAL TREATMENT##

----------------------------------   --------------------------------   -------------------------------
##MATERIAL OMITTED AND SEPARATELY                                       Depending on the Effective
FILED UNDER A REQUEST FOR                                               Availability Date of the
CONFIDENTIAL TREATMENT##                                                Connections leased firm. The
                                                                        amount of the deposit will be
                                                                        deducted.
----------------------------------   --------------------------------   -------------------------------
##MATERIAL OMITTED AND SEPARATELY    ##MATERIAL OMITTED AND
FILED UNDER A REQUEST FOR            SEPARATELY FILED UNDER A REQUEST
CONFIDENTIAL TREATMENT##             FOR CONFIDENTIAL TREATMENT##
----------------------------------   --------------------------------   -------------------------------
##MATERIAL OMITTED AND SEPARATELY    ##MATERIAL OMITTED AND
FILED UNDER A REQUEST FOR            SEPARATELY FILED UNDER A REQUEST
CONFIDENTIAL TREATMENT##             FOR CONFIDENTIAL TREATMENT##
----------------------------------   --------------------------------   -------------------------------

CONFIDENTIAL TREATMENT


----------------------------------   --------------------------------   -------------------------------
##MATERIAL OMITTED AND SEPARATELY    ##MATERIAL OMITTED AND
FILED UNDER A REQUEST FOR            SEPARATELY FILED UNDER A REQUEST
CONFIDENTIAL TREATMENT##             FOR CONFIDENTIAL TREATMENT##
----------------------------------   --------------------------------   -------------------------------
##MATERIAL OMITTED AND SEPARATELY    ##MATERIAL OMITTED AND
FILED UNDER A REQUEST FOR            SEPARATELY FILED UNDER A REQUEST
CONFIDENTIAL TREATMENT##             FOR CONFIDENTIAL TREATMENT##
----------------------------------   --------------------------------   -------------------------------
##MATERIAL OMITTED AND SEPARATELY    ##MATERIAL OMITTED AND             Last payment
FILED UNDER A REQUEST FOR            SEPARATELY FILED UNDER A REQUEST
CONFIDENTIAL TREATMENT##             FOR CONFIDENTIAL TREATMENT##
----------------------------------   --------------------------------   -------------------------------

--------------------------------------------------------------------------------
                                   APPENDIX 8


  SUMMARY OF ADDITIONAL ANNUAL FEES FEATURED IN EACH SPECIAL TECHNICAL APPENDIX


            PRICES EXCLUDING TAX - ECONOMIC CONDITIONS OF AUGUST 1997

--------------------------------------------------------------------------------

Technical Appendix N(0) 1................F excluding tax


Technical Appendix N(0) 2................F excluding tax



Total..................F excluding tax